UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2016

INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On November 29, 2016, Integer Holdings Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Credit Agreement, dated as of October 27, 2015, by and among Greatbatch Ltd., as borrower, the Company, as parent, Manufacturers and Traders Trust Company, as administrative agent, and the Lenders party thereto (the “Credit Agreement”). The Amendment amended the terms of the Credit Agreement to:

•
Amend the minimum required interest coverage ratio, which requires maintenance of a ratio of Adjusted EBITDA (as defined in the Credit Agreement) to Interest Expense (as defined in the Credit Agreement) (each for the four (4) consecutive preceding fiscal quarters) calculated as of the last day of any fiscal quarter, such that the interest coverage requirements are now as follows:

Interest Coverage Ratio	Period

3.00 to 1.00	Through and including the third fiscal quarter of 2016.
2.50 to 1.00	Fourth fiscal quarter of 2016 through and including the fourth fiscal quarter of 2017.
2.75 to 1.00	First fiscal quarter of 2018 through and including the fourth fiscal quarter of 2018.
3.00 to 1.00	First fiscal quarter of 2019 and beyond.

•
Amend the maximum Total Net Leverage Ratio (as defined in the Credit Agreement) requirement, which is tested quarterly on the last day of each fiscal quarter, such that the Total Net Leverage Ratio requirements are now as follows:

Maximum Total Net Leverage Ratio	Period

6.50 to 1.00	Through and including the third fiscal quarter of 2016.
6.25 to 1.00	Fourth fiscal quarter of 2016 through and including the fourth fiscal quarter of 2017.
6.00 to 1.00	First fiscal quarter of 2018 and second fiscal quarter of 2018.
5.75 to 1.00	Third fiscal quarter of 2018.
5.50 to 1.00	Fourth fiscal quarter of 2018.
5.00 to 1.00	First fiscal quarter of 2019 and second fiscal quarter of 2019.
4.75 to 1.00	Third fiscal quarter of 2019.
4.50 to 1.00	Fourth fiscal quarter of 2019.
4.25 to 1.00	First fiscal quarter of 2020.
4.00 to 1.00	Second fiscal quarter of 2020 and thereafter.

On December1, 2016, the Company issued a press release announcing its entry into the Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above regarding the Amendment is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated December 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	December 1, 2016	INTEGER HOLDINGS CORPORATION

		By:	/s/ Timothy G. McEvoy
Name: Timothy G. McEvoy
Title: Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated December 1, 2016